                                    M FUNDS

                       Brandes International Equity Fund
                            Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                           Enhanced U.S. Equity Fund

                                 Annual Report
                               December 31, 1998

                                     [LOGO]

M FUND, INC.
PRESIDENT'S LETTER

January 15, 1999

Dear Contract Owners:

We are pleased to present to you the M Fund, Inc. (the "Company") Annual Report dated December 31, 1998. As of December 31, 1998, total assets under management were in excess of $73.1 Million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 1998 in addition to their outlook for 1999.

Sub-Advisers to the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund*, Turner Investment Partners, Inc. for the Turner Core Growth Fund, Frontier Capital Management Co., Inc. for the Frontier Capital Appreciation Fund, and Franklin Portfolio Associates, L.L.C. for the Enhanced U.S. Equity Fund.

The M Fund Board of Directors, in coordination with M Financial Investment Advisers, Inc. and M Fund's participating insurance carriers, remain committed to providing opportunities to add value to shareholders.

Sincerely,

    [SIGNATURE]
DANIEL F. BYRNE
PRESIDENT
M Fund, Inc.

* Effective July 1, 1998, Brandes Investment Partners, L.P. replaced Edinburgh Fund Managers plc and the name of the Edinburgh Overseas Equity Fund was changed to Brandes International Equity Fund.

                       BRANDES INTERNATIONAL EQUITY FUND

    The Brandes International Equity Fund returned 15.37% for the year ended December 31, 1998. The MSCI EAFE Index returned 20.09% for the same period. For the period January 1, 1998 to June 30, 1998, the Fund was named the Edinburgh Overseas Equity Fund and had a similar investment objective. During that time, the Fund was managed by Edinburgh Fund Managers plc. For the period of July 1, 1998 to December 31, 1998, the Fund was managed by Brandes Investment Partners, L.P.

    1998 was a year of significant volatility in world markets. Throughout, Brandes Investment Partners, L.P. consistently applied the bottom-up value discipline we have applied to client portfolios since 1974. As a strict Graham-Dodd value manager, Brandes searches the world for companies whose stocks are undervalued. Upon purchase of such a stock, Brandes plans to hold it for 3-5 years, to allow it to achieve its long term, or intrinsic value. Brandes conducts a rigorous bottom-up search. This means that it is the companies which lead us to the countries in which we invest, not the other way around. As value investors, we see opportunity in periods of volatility such as occurred in 1998. These periods can provide us access to solid companies selling at discounts from intrinsic value. Over time, we believe the market will recognize this intrinsic value and the prices of these stocks may rise. We believe that purchasing stocks at discounts from their long-term value can provide a margin of safety against price declines, as well as the opportunity for profit.

    Third quarter 1998 saw a sharp decline in global equity markets. This was due, first, to deteriorating economic fundamentals in Japan, which threatened to intensify and prolong the broader economic slump in Asia. Second, the devaluation of the Russian ruble pressured the currencies of Latin American nations, as investors worried that these countries would not be able to maintain their managed currency systems.

    Not even the previously high-flying markets of Europe were immune to the bearish sentiment. Worries about exposure of European banks to defaulted loans in Russia were primarily responsible for the correction.

    In a dramatic turnaround, a sustained injection of liquidity into financial markets by central banks world-wide, in the fourth quarter, helped restore investor confidence in the global economy and unleashed a rally in international equity markets.

    In Latin America, equity markets surged as the Brazilian government's approval of an International Monetary Fund (IMF) loan package and related austerity measures calmed investor fears about a possible devaluation of the real. Compared to gains in emerging-Asia and Latin America, returns from most developed equity markets were relatively modest. Still, many European markets rebounded, while Japanese stocks were buoyed by a $500 billion rescue package for that country's long-suffering banking sector.

    The sharp down-up pattern in global equity markets in 1998 was caused by shifts in sentiment, not by changes in long-term business fundamentals. This is an important distinction. As value investors, we expect markets to overreact and misvalue securities on a regular basis. Indeed, those mispricings are what provide

Brandes with the opportunity to buy quality businesses at levels which offer a reasonable margin of safety. We also believe that over longer periods sentiment becomes neutralized, allowing investors to focus on fundamentals.

OUTLOOK

    The short-term global economic picture appears brighter at year-end than it did three months ago. Concerted action on the part of central banks world-wide assuaged investors' fears about systemic financial weakness, relieved liquidity shortfalls, and alleviated early signs of a credit crunch.

    While these are positive developments, significant problems remain. In Latin America, the decline in commodity prices is squeezing economies in Venezuela and Mexico, while Brazil struggles with the political realities of imposing severe austerity measures in the face of a deepening recession. In Asia, signs of a cyclical recovery are beginning to appear on the horizon, but needed financial reforms are still in the relatively early stage of implementation.

    Though the daily ups and downs of stock prices make headlines, we remind investors that keeping our collective eyes on the big picture is what makes for sound financial futures. Our goal is to filter out short-term factors in an effort to search for the kind of solid businesses that will build wealth for investors over time.

BRANDES INVESTMENT PARTNERS, L.P.
INVESTMENT SUB-ADVISER TO THE BRANDES INTERNATIONAL EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE BRANDES INTERNATIONAL GROWTH FUND AND MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   GROWTH OF $10,000
                      PLOT POINTS                             BRANDES INTERNATIONAL GROWTH FUND          MSCI EAFE INDEX**
1/4/96                                                                                        $10,000                 $10,000
3/31/96                                                                                       $10,077                 $10,296
6/30/96                                                                                       $10,264                 $10,468
9/30/96                                                                                        $9,992                 $10,403
12/31/96                                                                                       $9,940                 $10,610
3/31/97                                                                                        $9,634                 $10,442
6/30/97                                                                                       $10,962                 $11,799
9/30/97                                                                                       $10,857                 $11,697
12/31/97                                                                                      $10,162                 $10,780
3/31/98                                                                                       $11,503                 $12,365
6/30/98                                                                                       $11,411                 $12,493
9/30/98                                                                                        $9,778                 $10,722
12/31/98                                                                                      $11,728                 $12,945
Average Annual Total Return for the periods ended
12/31/98:
One Year: 15.37%
Since 1/4/96*: 5.46%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
---------
*   Fund's inception date
**  1/1/96 to 12/31/98

   MORGAN STANLEY CAPITAL INTERNATIONAL -- EUROPE, AUSTRALIA, FAR EAST INDEX

The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 20 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

                            TURNER CORE GROWTH FUND

    The Turner Core Growth Fund returned 34.56% for the year ended December 31, 1998 to outpace both the Wilshire 5000 Stock Index and the Lipper Growth Funds Average. The Wilshire 5000 gained 23.44%; the average growth fund tracked by Lipper Inc., 22.86%.

    The Turner Core Growth Fund's strong performance can largely be attributed to four factors:

    One, in a market that continued to bestow the biggest rewards on the biggest stocks generally, we held overweighted positions in certain large stocks. For instance, Microsoft, our largest holding, has the largest market capitalization of any stock. We also owned such capitalization heavyweights as Cisco Systems, Dell Computer, Intel, American Home Products, Bristol-Myers Squibb, and MCI WorldCom. Indeed, such stocks dominated the results of the broad indexes. For instance, just nine large stocks -- 2% of all S&P 500 stocks -- accounted for 43% of the index's return.

    Two, in an economy in which the growth rate of corporate earnings slowed, our ability to pick the stocks of companies with superior earnings prospects paid off. Indeed, our stock selection was generally excellent, with investments in most market sectors outperforming the corresponding index sectors. Even in the mid-capitalization segment whose performance paled in comparison with that of the large-cap segment, our stock picks were generally solid and in some cases impressive. Some of our biggest winners, with returns exceeding 50%, were from the mid-cap segment (which constitutes about 20% of the Fund's holdings).

    Three, in an environment in which investors severely penalized companies that reported disappointing earnings, we succeeded in avoiding "bombshells" such as semiconductor capital-equipment makers, money-center banks, and other companies with profit problems stemming from exposure to Asia's financial crisis. However, as we saw signs of Asia's problems abating in the fourth quarter, we began to increase our positions in such companies, whose share prices had become unjustifiably low in our estimation.

    And four, in a year in which growth stocks outperformed value stocks in all capitalization segments, in which the broad-based Russell 3000 Growth Index beat its value counterpart by a stunning 21.52 percentage points, our own growth-oriented holdings were ideally qualified to excel. Indeed, the growth potential of our holdings was -- and remains -- above-average.

    In an increasingly earnings-driven market, we think our ability to identify the best growth companies should again prove invaluable in 1999. As always, the Turner Core Growth Fund is invested in a diversified array of companies whose earnings meet or exceed Wall Street's consensus expectations, with minimal cash positions and sector weightings that closely approximate the sector weightings of the S&P 500 Index.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUB-ADVISER TO THE TURNER CORE GROWTH FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE TURNER CORE GROWTH FUND AND WILSHIRE 5000 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GROWTH OF $10,000 PLOT POINTS                TURNER GROWTH FUND   WILSHIRE 5000 INDEX**
1/4/96                                                                $10,000                $10,000
3/31/96                                                               $10,651                $10,562
6/30/96                                                               $11,228                $11,027
9/30/96                                                               $11,614                $11,339
12/31/96                                                              $12,000                $12,120
3/31/97                                                               $11,632                $12,200
6/30/97                                                               $13,357                $14,260
9/30/97                                                               $15,146                $15,651
12/31/97                                                              $15,384                $15,914
3/31/98                                                               $17,291                $18,024
6/30/98                                                               $18,600                $18,376
9/30/98                                                               $16,703                $16,166
12/31/98                                                              $20,761                $19,644
Average Annual Total Return for the periods ended
12/31/98:
One Year: 34.56%
Since 1/4/96*: 27.57%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
---------
*   Fund's inception date
**  1/1/96 to 12/31/98

                           WILSHIRE 5000 STOCK INDEX

A capitalization weighted stock index representing all domestic common stocks traded regularly on the organized exchanges. The index is the broadest measure of the aggregate domestic stock market.

                       FRONTIER CAPITAL APPRECIATION FUND

    The Frontier Capital Appreciation Fund returned 1.68% for the year ended December 31, 1998. The Russell 2500 stock index returned 0.38% during the same period.

    1998 was a difficult year for the small and mid cap sector of the stock market, with the small cap Russell 2000 index falling 2.5% for the year versus a 28.6% gain for the S&P 500. According to data from Prudential Securities, this more than 31 percentage point performance gap between large and small cap stocks was the biggest since 1937. The returns generated by the popular averages in 1998 masked the difficult environment for most stocks. For example, according to Merrill Lynch, more stocks declined in value during the year than increased in value on both the New York Stock Exchange and the NASDAQ. In particular, on the NASDAQ, where the bulk of the stocks in your portfolio are traded, 1,690 stocks finished the year higher compared to 3,351 that fell in value.

    When comparing the 1998 returns for your portfolios to that of our benchmark, the Russell 2500, there are two issues to keep in mind. First, we believe the stock market during 1998 was more size and liquidity driven than earnings growth driven. This had a very meaningful negative impact on our returns as the median capitalization of our portfolios was below that of the index for the entire year. For example, companies over $200 billion in the index gained 25.9 during the year, while those companies with valuations below $25 million fell 24.1%. Second, the performance of the Internet stocks had a very positive impact on the Russell 2500. While we do not have final numbers yet, we estimate that if you exclude Internet stocks, the Russell 2500 would have declined by 1.5% - 2.5% for the year. The impact would be even greater for the growth component of this index.

    We have been encouraged by the performance of small and mid cap stocks since the market bottom of October 8, 1998. Since that date, the small cap Russell 2000 has rallied 36% versus 28% for the S&P 500. In addition, net cash flows into aggressive growth mutual funds, which traditionally favor small and mid cap stocks, were at 71% of all equity mutual funds net cash flows in October. This was the highest proportion since January 1990. Until the past few months, the market has been exceptionally narrow with most of the gains attributable to a small number of very large cap companies. If the market is to continue to advance, we would expect participation to broaden to the lagging small and mid cap sectors that represent the best relative values.

FRONTIER CAPITAL MANAGEMENT CO., INC.
INVESTMENT SUB-ADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   GROWTH OF $10,000                        FRONTIER CAPITAL         RUSSELL 2500
                      PLOT POINTS                           APPRECIATION FUND       STOCK INDEX**
1/4/96                                                                   $10,000             $10,000
3/31/96                                                                  $10,927             $10,586
6/30/96                                                                  $11,931             $11,026
9/30/96                                                                  $12,436             $11,275
12/31/96                                                                 $13,030             $11,903
3/31/97                                                                  $12,464             $11,505
6/30/97                                                                  $14,372             $13,243
9/30/97                                                                  $17,477             $15,143
12/31/97                                                                 $15,905             $14,803
3/31/98                                                                  $17,081             $16,320
6/30/98                                                                  $16,260             $15,640
9/30/98                                                                  $12,844             $12,657
12/31/98                                                                 $16,206             $14,860
Average Annual Total Return for the periods ended
12/31/98:
One Year: 1.68%
Since 1/4/96*: 17.46%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
---------
*   Fund's inception date
**  1/1/96 to 12/31/98

                            RUSSELL 2500 STOCK INDEX

The 2,500 smallest capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                           ENHANCED U.S. EQUITY FUND

    The Enhanced U.S. Equity Fund returned 23.69% for the year ended December 31, 1998. The S&P 500 Index returned 28.57% for the same period.

    The investors in the Enhanced U.S. Equity Fund ("Fund") have been generously rewarded since its inception in January, 1996. The annualized return since inception through December 1998 was 26.7%. It has been a period of time characterized by exceptional returns to the largest capitalization stocks and a renewed emphasis on mergers and takeovers. As this recent three year period came to a close, volatility amongst stock returns increased significantly and the performance gap between "growth" and "value" stocks widened considerably. During 1998 the mild though consistent bias to "value" in the Enhanced U.S. Equity Fund was a slight drag on performance when compared to the passive S&P 500 Index. We think the mild "value" tilt in the Fund may provide investors with some comfort if U.S. equity returns are less robust in coming years.

    Managing the Fund was quite challenging in 1998. It was a period of time during which global economic events dominated the business news and expectations regarding economic growth and investment opportunities were changing rapidly. At mid-year the Fund was up almost 18%, slightly ahead of the S&P 500 index. During the third quarter the Fund was down 13% while the S&P 500 lost 10%. Returns to large cap U.S. stocks surged ahead during the fourth quarter with the Fund up over 20%. While the momentum measures in our stock selection approach performed well during the second half of 1998, the relative value measures performed very poorly. In addition, and perhaps more significant, any portfolio which was not heavily weighted in the very largest companies during 1998 had a tendency to under perform. While the Fund's holdings were well diversified across the capitalization range of the S&P 500 index it was not overweighted in the largest stocks. Regardless, the Fund's performance, while lagging the S&P 500 Index, compared quite favorably with our large cap peers.

    We look forward to the investment challenges of 1999 and beyond and feel strongly that the Enhanced U.S. Equity Fund is an excellent choice as the large cap component of a long term diversified investment program. We very much appreciate your continued support and will do our best to provide competitive returns within the context of a broadly diversified core portfolio invested in large U.S. stocks.

FRANKLIN PORTFOLIO ASSOCIATES, L.L.C.
INVESTMENT SUB-ADVISOR TO THE ENHANCED U.S. EQUITY FUND

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE ENHANCED U.S. EQUITY FUND AND S&P 500 STOCK INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   GROWTH OF $10,000                       US ENHANCED          S&P 500
                      PLOT POINTS                          EQUITY FUND       STOCK INDEX**
1/4/96                                                            $10,000             $10,000
3/31/96                                                           $10,875             $10,538
6/30/96                                                           $11,194             $11,007
9/30/96                                                           $11,432             $11,342
12/31/96                                                          $12,370             $12,280
3/31/97                                                           $12,456             $12,614
6/30/97                                                           $14,413             $14,816
9/30/97                                                           $16,105             $15,926
12/31/97                                                          $16,405             $16,383
3/31/98                                                           $18,727             $18,668
6/30/98                                                           $19,392             $19,285
9/30/98                                                           $16,879             $17,365
12/31/98                                                          $20,333             $21,063
Average Annual Total Return for the periods ended
12/31/98:
One Year: 23.69%
Since 1/4/96*: 26.69%

THE FUND'S TOTAL RETURN IS CALCULATED NET OF INVESTMENT ADVISORY FEES AND OPERATING EXPENSES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERSONS WHO INVEST IN THE FUND THROUGH A VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT SHOULD NOTE THIS GRAPH DOES NOT REFLECT SEPARATE ACCOUNT EXPENSES DEDUCTED BY THE INSURANCE COMPANY.
---------
*   Fund's inception date
**  1/1/96 to 12/31/98

                              S&P 500 STOCK INDEX

A capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         FOREIGN COMMON STOCKS - 96.0%

         ARGENTINA - 2.5%
 11,200  YPF Sociedad Anonima - ADR..............  $   312,900
                                                   -----------

         BRAZIL - 5.7%

 17,300  Banco Bradesco SA - ADR.................       95,935

  2,700  Centrais Electricas Brasileiras SA - ADR
           Class B...............................       25,923

 23,100  Centrais Electricas Brasileiras
           SA - ADR*.............................      198,840
    270  Centrais Geradoras do Sul do Brasil
           SA - ADR*.............................        1,676
 15,400  Cia Cervejaria Brahma - ADR.............      145,338

  1,000  Embratel Partipacoes SA - ADR*..........       13,938

 14,700  Petroleo Brasileiro SA - ADR............      166,686
    100  Tele Celular Sul Participacoes
           SA - ADR*.............................        1,744

    333  Tele Centro Oeste Celular Participacoes
           SA - ADR*.............................          978

    200  Tele Centro Sul Participacoes
           SA - ADR*.............................        8,363
     20  Tele Leste Celular Participacoes
           SA - ADR*.............................          568

     50  Tele Nordeste Celular Participacoes
           SA - ADR*.............................          925

     20  Tele Norte Celular Participacoes
           SA - ADR*.............................          451
  1,000  Tele Norte Leste Participacoes
           SA - ADR*.............................       12,438

    200  Tele Sudeste Celular Participacoes
           SA - ADR*.............................        4,138

     50  Telemig Celular Participacoes
           SA - ADR*.............................        1,063

    400  Telesp Celular Partcipacoes SA - ADR*...        7,000

  1,000  Telesp Participacoes SA - ADR*..........       22,125
                                                   -----------
                                                       708,129
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

         DENMARK - 2.2%

  2,045  Den Danske Bank.........................  $   274,734
                                                   -----------

         FRANCE - 8.5%

    900  Alcatel.................................      109,973

  2,400  Compagnie Financiere de Paribas*........      208,241

  2,600  Elf-Aquitaine SA........................      300,049

  3,100  Michelin (CGDE) - Class B...............      123,773

  1,250  PSA Peugeot Citroen.....................      193,158

    740  Societe Generale........................      119,637
                                                   -----------
                                                     1,054,831
                                                   -----------

         GERMANY - 5.2%

  3,000  BASF AG.................................      114,502

 16,200  Deutsche Telekom AG.....................      532,757
                                                   -----------
                                                       647,259
                                                   -----------

         HONG KONG - 9.2%

105,000  Citic Pacific Ltd. .....................      226,346

 78,000  Hutchison Whampoa Ltd. .................      551,246

 81,000  Swire Pacific Ltd. - Class A............      362,811
                                                   -----------
                                                     1,140,403
                                                   -----------

         ITALY - 4.1%

 15,000  ENI SpA.................................       98,260

 48,500  Telecom Italia SpA......................      412,042
                                                   -----------
                                                       510,302
                                                   -----------

         JAPAN - 19.3%

  5,000  Daiichi Pharmaceutical Co., Ltd. .......       84,301

 88,000  Hitachi Ltd. ...........................      544,049

      7  Japan Tobacco, Inc. ....................       69,861

 29,000  Komatsu, Ltd. ..........................      151,883

  6,300  Kyocera Corp. ..........................      332,179

 16,000  Matsushita Electric Industrial Co. .....      282,482

 90,000  Mitsubishi Heavy Industries, Ltd. ......      349,746

 26,000  Nippon Oil Co. .........................       90,475

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

          FOREIGN COMMON STOCKS (CONTINUED)
          JAPAN (CONTINUED)

  3,000  Ono Pharmaceutical Co. .................  $    93,531

 33,000  Tokio Marine & Fire Insurance Co.,
           Ltd. .................................      393,464
                                                   -----------
                                                     2,391,971
                                                   -----------

         KOREA - 1.4%

  7,000  Korea Electric Power Corp. .............      173,400
                                                   -----------

         MEXICO - 2.8%

  7,100  Telefonos de Mexico SA - ADR............      345,681
                                                   -----------

         NETHERLANDS - 5.2%

  6,800  ING Groep NV............................      414,369

  4,600  Koninklijke KPN NV......................      230,122
                                                   -----------
                                                       644,491
                                                   -----------
         SINGAPORE - 3.4%

 46,000  Development Bank of Singapore Ltd. .....      415,142
                                                   -----------

         SOUTH AFRICA - 1.9%
 18,200  De Beers - Centenary....................      231,739
                                                   -----------

         SPAIN - 3.1%

 10,400  Argentaria SA...........................      269,440
  6,600  Union Electrica Fenosa, SA..............      114,226
                                                   -----------
                                                       383,666
                                                   -----------

         SWITZERLAND - 1.2%

    360  Swisscom AG*............................      150,491
                                                   -----------

         UNITED KINGDOM - 18.8%

 17,000  Allied Zurich Plc*......................      253,152
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

          UNITED KINGDOM (CONTINUED)

  3,900  BOC Group Plc...........................  $    55,679

 19,000  British American Tobacco Plc............      166,794

 85,300  British Steel Plc.......................      126,102

134,000  BTR Plc.................................      276,000

 31,188  Diageo Plc..............................      354,345

 18,400  HSBC Holdings Plc (Hong Kong)...........      458,392

  3,700  HSBC Holdings Plc.......................      100,178

 15,400  Imperial Chemical Industries Plc........      133,273

 16,900  Marks & Spencer Plc.....................      115,726

 11,700  Reuters Group Plc.......................      122,630

  5,600  Rio Tinto Plc...........................       65,020

 12,100  Royal & Sun Alliance Insurance Group
           Plc...................................       98,634
                                                   -----------
                                                     2,325,925
                                                   -----------

         VENEZUELA - 1.5%

 10,200  Cia Anonima Telefonos de
           Venezuela - ADR.......................      181,688
                                                   -----------

         TOTAL INVESTMENTS - 96.0% (Cost
           $11,282,031)..........................   11,892,757

         Other Assets and Liabilities
           (net) - 4.0%..........................      490,559
                                                   -----------

         TOTAL NET ASSETS - 100.0%...............  $12,383,316
                                                   -----------
                                                   -----------

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         ADR American Depositary Receipt
         * Non-income producing security.
         Percentages indicated are based on Net Assets.

   The accompanying notes are an integral part of these financial statements.

BRANDES INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
(UNAUDITED)
DECEMBER 31, 1998

At December 31, 1998, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

                                                    PERCENTAGE OF
                 INDUSTRY SECTOR                     NET ASSETS
--------------------------------------------------  -------------
Banking...........................................       15.7%
Telephone Systems.................................       12.2%
Insurance.........................................        9.4%
Industrial - Diversified..........................        9.2%
Oil & Gas.........................................        7.8%
Electronics.......................................        7.1%
Heavy Machinery...................................        6.3%
Beverages, Food & Tobacco.........................        5.9%
Communications....................................        4.2%
Electric Utilities................................        4.1%
Automotive........................................        2.6%
Chemicals.........................................        2.5%
Mining............................................        2.4%
Electrical Equipment..............................        2.3%
Pharmaceuticals...................................        1.4%
Metals............................................        1.0%
Media - Broadcasting & Publishing.................        1.0%
Retailers.........................................        0.9%
                                                          ---
                                                         96.0%
                                                          ---
                                                          ---

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         COMMON STOCKS - 98.5%

         AIRLINES - 0.4%

    590  FDX Corp.*..............................  $    52,510
                                                   -----------
         AUTOMOTIVE - 2.7%

  1,995  Federal-Mogul Corp. ....................      118,703

  2,285  Ford Motor Co. .........................      134,101

    900  General Motors Corp. ...................       64,406

  1,660  Lear Corp.*.............................       63,910
                                                   -----------
                                                       381,120
                                                   -----------

         BANKING - 5.8%

  1,420  Chase Manhattan Corp. ..................       96,649

  2,510  Federal Home Loan Mortgage Corp. .......      161,738

  2,015  Firstar Corp. ..........................      187,899
  3,030  Fleet Financial Group, Inc. ............      135,403
  1,955  Mellon Bank Corp. ......................      134,406

  1,095  Wachovia Corp. .........................       95,744
                                                   -----------
                                                       811,839
                                                   -----------

         BEVERAGES, FOOD & TOBACCO - 5.1%

  2,470  Coca-Cola Co. ..........................      165,181

  3,700  Coca-Cola Enterprises, Inc. ............      132,275

  2,470  Pepsico, Inc. ..........................      101,116

  3,325  Philip Morris Co. ......................      177,888
  2,300  RJR Nabisco Holdings Corp. .............       68,281
  2,290  SYSCO Corp. ............................       62,832
                                                   -----------
                                                       707,573
                                                   -----------
         CHEMICALS - 0.4%

  1,150  Dupont (E.I.) de Nemours................       61,022
                                                   -----------
         COMMERCIAL SERVICES - 0.7%

  1,930  Paychex, Inc. ..........................       99,274
                                                   -----------

         COMMUNICATIONS - 1.5%

  1,010  AirTouch Communications*................       72,846
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMUNICATIONS (CONTINUED)

  2,160  General Instrument Corp.*...............  $    73,305

    950  Tellabs, Inc.*..........................       65,134
                                                   -----------
                                                       211,285
                                                   -----------

         COMPUTER SOFTWARE & PROCESSING - 10.6%

  2,940  Affiliated Computer Services, Inc. -
           A*....................................      132,300

    925  America Online, Inc.*...................      148,000

  1,200  Automatic Data Processing, Inc. ........       96,225

  1,500  Ceridian Corp.*.........................      104,719

  2,570  Cisco Systems, Inc.*....................      238,528

  1,280  Compuware Corp.*........................      100,000

  3,420  Microsoft Corp.*........................      474,311

  2,430  Oracle Corp.*...........................      104,794

    240  Yahoo! Inc.*............................       56,865
                                                   -----------
                                                     1,455,742
                                                   -----------

         COMPUTERS & INFORMATION - 5.9%

  3,300  Compaq Computer.........................      138,394

  1,405  Dell Computer Corp.*....................      102,828

  2,125  Diebold, Inc. ..........................       75,836

  1,260  EMC Corp.*..............................      107,100

    930  International Business Machines.........      171,818

  3,670  Seagate Technology, Inc.*...............      111,018

  1,290  Sun Microsystems, Inc.*.................      110,456
                                                   -----------
                                                       817,450
                                                   -----------

         CONGLOMERATES - 1.5%

  2,750  Tyco International Ltd. ................      207,453
                                                   -----------

         COSMETICS & PERSONAL CARE - 0.7%

  1,070  Colgate-Palmolive Co. ..................       99,376
                                                   -----------

         ELECTRONICS - 7.5%

  1,220  Altera Corp.*...........................       74,268

  4,535  Applied Materials, Inc.*................      193,588

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMON STOCKS (CONTINUED)
           ELECTRONICS (CONTINUED)

    470  Broadcom Corp. - Class A*...............  $    56,753
  1,990  Intel Corp. ............................      235,939
  1,500  KLA Instruments Corp.*..................       65,063

  2,055  Micron Technology, Inc.*................      103,906

  2,580  MIPS Technologies, Inc.*................       82,560

  1,660  Motorola, Inc. .........................      101,364

  1,560  Teradyne, Inc.*.........................       66,105
    975  Xilinx, Inc.*...........................       63,497
                                                   -----------
                                                     1,043,043
                                                   -----------

         ENTERTAINMENT & LEISURE - 2.1%

  3,035  Liberty Media Group - Class A*..........      139,800

  2,525  Time Warner, Inc. ......................      156,708
                                                   -----------
                                                       296,508
                                                   -----------

         FINANCIAL SERVICES - 3.3%
  4,100  Citigroup, Inc. ........................      202,950
  2,015  Federal National Mortgage Association...      149,110

  1,500  Merrill Lynch & Co. ....................      100,125
                                                   -----------
                                                       452,185
                                                   -----------
         FOOD RETAILERS - 1.3%

  1,795  Kroger Co.*.............................      108,598

  1,230  Starbucks Corporation*..................       69,034
                                                   -----------
                                                       177,632
                                                   -----------

         HEALTH CARE PROVIDERS - 0.5%
  3,290  Health Management Associates, Inc.*.....       71,146
                                                   -----------

         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.1%
  2,405  Home Depot..............................      147,156
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

         HOUSEHOLD PRODUCTS - 1.2%

    550  Clorox Co-Del...........................  $    64,247

  2,170  Corning Inc. ...........................       97,650
                                                   -----------
                                                       161,897
                                                   -----------

         INSURANCE - 3.9%

  2,215  American General Corp. .................      172,770

  1,833  American International Group............      177,065

  1,250  Jefferson Pilot Corp. ..................       93,750

  1,720  UNUM Corp. .............................      100,405
                                                   -----------
                                                       543,990
                                                   -----------

         MEDIA - BROADCASTING & PUBLISHING - 4.2%

  2,555  Comcast Corp. - Class A.................      149,947

  3,080  Fox Entertainment Group, Inc. - Class
           A*....................................       77,578

  3,010  Infinity Broadasting Corp. - Class A*...       82,399

  4,945  Tele-Communications, Inc.*..............      273,520
                                                   -----------
                                                       583,444
                                                   -----------

         MEDICAL SUPPLIES - 1.2%

  2,320  Becton, Dickinson & Co. ................       99,035

    865  Medtronics, Inc. .......................       64,226
                                                   -----------
                                                       163,261
                                                   -----------

         METALS - 2.1%

  1,000  Aluminum Company of America (ALCOA).....       74,563

  2,380  Masco Corp. ............................       68,425

  6,415  USX-US Steel Group, Inc. ...............      147,545
                                                   -----------
                                                       290,533
                                                   -----------

         OFFICE EQUIPMENT - 1.0%

  1,200  Xerox Corp. ............................      141,600
                                                   -----------

         OIL & GAS - 6.5%

  2,375  Chevron Corp. ..........................      196,977

  1,830  Columbia Energy Group...................      105,683

   The accompanying notes are an integral part of these financial statements.

TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMON STOCKS (CONTINUED)
           OIL & GAS (CONTINUED)

  1,750  Enron Corporation.......................  $    99,859

  3,275  Exxon...................................      239,484

  7,970  Ocean Energy, Inc.*.....................       50,311
  3,885  Texaco..................................      205,419
                                                   -----------
                                                       897,733
                                                   -----------

         PHARMACEUTICALS - 11.5%

  1,020  Amgen, Inc.*............................      106,654

  1,050  Bristol-Myers Squibb Co. ...............      140,503

  2,490  Eli Lilly & Co. ........................      221,299

  2,875  Johnson & Johnson.......................      241,141

  1,885  McKesson Corporation....................      149,033

  1,660  Pfizer, Inc. ...........................      208,226

  3,830  Schering-Plough Corp. ..................      211,608

  2,725  Warner Lambert Co. .....................      204,886
  1,850  Watson Pharmaceuticals, Inc.*...........      116,319
                                                   -----------
                                                     1,599,669
                                                   -----------

         RESTAURANTS - 0.4%

  1,215  Tricon Global Restaurants, Inc.*........       60,902
                                                   -----------
         RETAILERS - 8.0%
    190  Amazon.com, Inc*........................       61,038
  1,250  Best Buy Co., Inc.*.....................       76,719

  1,840  CVS Corp. ..............................      101,200

  1,290  Dayton-Hudson Corp. ....................       69,983

  3,143  Gap Stores..............................      176,766
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           RETAILERS (CONTINUED)

  2,255  Safeway, Inc.*..........................  $   137,414

  2,330  Staples, Inc.*..........................      101,792

  2,650  Walgreen Co. ...........................      155,190

  2,910  Wal-Mart Stores, Inc. ..................      236,983
                                                   -----------
                                                     1,117,085
                                                   -----------

         TELEPHONE SYSTEMS - 7.4%

  1,460  Century Telephone Enterprises, Inc. ....       98,550

  1,390  Global Crossing Ltd.*...................       62,723

  1,830  GTE Corp. ..............................      118,950

  1,660  Level 3 Communications, Inc.*...........       71,587

  3,705  MCI WorldCom, Inc.*.....................      265,832

  3,050  NEXTLINK Communications, Inc. - Class
           A*....................................       86,543

  2,270  Qwest Communications International,
           Inc.*.................................      113,500

  2,460  Sprint Corp. ...........................      206,945
                                                   -----------
                                                     1,024,630
                                                   -----------

         TOTAL INVESTMENTS - 98.5% (Cost
           $11,547,422)..........................   13,677,058

         Other Assets and Liabilities
           (net) - 1.5%..........................      202,996
                                                   -----------

         TOTAL NET ASSETS - 100.0%...............  $13,880,054
                                                   -----------
                                                   -----------

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.
         Percentages indicated are based on Net Assets.

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         COMMON STOCKS - 95.2%

         AEROSPACE & DEFENSE - 1.6%

 11,200  Orbital Sciences Corp.*.................  $   495,600
                                                   -----------

         BANKING - 0.5%

 13,000  Advanta Corp. - Class B.................      143,813
                                                   -----------

         BUILDING MATERIALS - 1.9%
  9,060  Cameron Ashley Building Products*.......      118,346
 15,310  Elcor Corp..............................      494,704
                                                   -----------
                                                       613,050
                                                   -----------

         CHEMICALS - 0.4%

 14,630  Hexcel Corp.*...........................      122,526
                                                   -----------

         COMMERCIAL SERVICES - 7.5%

 17,300  American Oncology Resources, Inc.*......      251,931

 12,600  Angelica Corp. .........................      234,675

 47,400  Celgene Corp.*..........................      728,775

 10,400  Jostens, Inc. ..........................      272,350

 17,700  Lo-Jack Corp.*..........................      210,188

 13,800  Quanta Services, Inc.*..................      304,463

  7,300  Stone & Webster, Inc. ..................      242,725

  8,600  Vincam Group, Inc.*.....................      151,038
                                                   -----------
                                                     2,396,145
                                                   -----------

         COMMUNICATIONS - 9.9%

 27,400  ACE*COMM Corp.*.........................      174,675

  7,400  Cable Design Technologies*..............      136,900

 26,600  Coyote Network Systems, Inc.*...........      196,175

 10,100  Crown Castle International Corp.*.......      237,350
 13,400  Digital Microwave Corp.*................       91,707
 10,700  Intervoice, Inc.*.......................      369,150

 16,400  Newbridge Network Corp.*................      498,150

 15,200  Omnipoint Corp.*........................      141,550

 24,300  Paging Network, Inc.*...................      113,906
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMUNICATIONS (CONTINUED)

 41,600  PictureTel Corporation*.................  $   275,600

  6,600  Polycom, Inc.*..........................      146,850

  1,800  QUALCOMM Inc.*..........................       93,263

 12,000  Tollgrade Communications, Inc.*.........      231,000

 13,330  Transaction Network Services, Inc.*.....      267,433

  9,600  Xylan Corporation*......................      168,600
                                                   -----------
                                                     3,142,309
                                                   -----------

         COMPUTER SOFTWARE & PROCESSING - 15.5%

  5,600  American Management Systems, Inc.*......      224,000

 35,200  Ansoft Corp.*...........................      171,600

 23,200  ANSYS, Inc.*............................      255,200

  6,500  BARRA, Inc.*............................      153,563

  6,800  FORE Systems, Inc.*.....................      124,525

 28,600  Information Resources, Inc.*............      291,363

 43,600  ISG International Software Group
           Ltd.*.................................      525,925

  6,800  Kronos, Inc.*...........................      301,325

 46,600  Mentor Graphics Corp.*..................      396,100

 11,700  Pathways Group, Inc. (The)*.............      199,631

  8,300  Project Software & Development, Inc.*...      278,050

 19,900  Quickturn Design Systems, Inc.*.........      284,819

 13,050  Sandisk Corp.*..........................      184,331

 32,900  STB Systems, Inc.*......................      220,019

  6,600  Synopsys, Inc.*.........................      358,050

 43,300  System Software Associates, Inc.*.......      304,455

 24,660  The Learning Co., Inc.*.................      639,619
                                                   -----------
                                                     4,912,575
                                                   -----------

         COMPUTERS & INFORMATION - 3.8%

  5,900  Bell & Howell Co.*......................      223,094

 26,500  Box Hill Systems Corp.*.................      142,438

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMON STOCKS (CONTINUED)
           COMPUTERS & INFORMATION (CONTINUED)

 15,600  Data General Corp.*.....................  $   256,425
 25,600  In Focus Systems, Inc.*.................      227,200
 11,200  Seagate Technology, Inc.*...............      338,800

  2,500  Telxon Corp. ...........................       34,688
                                                   -----------
                                                     1,222,645
                                                   -----------

         CONTAINERS & PACKAGING - 1.0%
 18,590  US Can Corp.*...........................      332,296
                                                   -----------

         ELECTRICAL EQUIPMENT - 0.9%

 13,100  Artesyn Technologies, Inc.*.............      183,400

  5,500  SBS Technologies, Inc.*.................      101,750
                                                   -----------
                                                       285,150
                                                   -----------
         ELECTRONICS - 15.3%

 23,200  3Dfx Interactive, Inc.*.................      292,900

  1,400  Aavid Thermal Technologies*.............       23,625

 39,200  American Superconductor Corp.*..........      401,800

 10,400  Analog Devices, Inc.*...................      326,300
  7,700  Applied Micro Circuits Corp.*...........      261,560
  7,500  Arrow Electronics, Inc.*................      200,156

  9,800  Atmel Corp.*............................      150,063
  6,500  Benchmark Electronics, Inc.*............      238,063

  4,400  Black Box Corp.*........................      166,650

    100  Cerprobe Corp.*.........................        1,344

 37,600  Cypress Semiconductor Corp.*............      312,550

  8,600  Exar Corp.*.............................      138,675

  5,650  Harman International Industries.........      215,406

  4,320  Lattice Semiconductor*..................      198,315

 11,700  Level One Communications, Inc.*.........      415,350
 17,130  LSI Logic*..............................      276,221
  4,500  Microchip Technology, Inc.*.............      166,500

 10,700  Micron Technology, Inc.*................      541,019
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           ELECTRONICS (CONTINUED)

 16,000  Read-Rite Corp.*........................  $   236,501

 40,460  Trimble Navigation Ltd.*................      293,335
                                                   -----------
                                                     4,856,333
                                                   -----------

         ENTERTAINMENT & LEISURE - 1.7%

 23,900  American Coin Merchandising, Inc.*......      140,413

 11,520  International Game Technology...........      280,080

 15,710  Sodak Gaming*...........................      130,589
                                                   -----------
                                                       551,082
                                                   -----------

         FOREST PRODUCTS & PAPER - 2.0%

 23,700  Gaylord Container Corp. - Class A*......      145,163

 15,860  Louisiana Pacific Corp. ................      290,436

  5,600  Willamette Industries, Inc. ............      187,600
                                                   -----------
                                                       623,199
                                                   -----------

         HEALTH CARE PROVIDERS - 3.3%

 15,300  Centennial HealthCare Corp.*............      237,150

  8,500  Laser Vision Centers, Inc.*.............      188,329

 12,200  Sunrise Assisted Living, Inc.*..........      632,875
                                                   -----------
                                                     1,058,354
                                                   -----------

         HEAVY CONSTRUCTION - 0.3%

 13,400  Layne Christensen Co.*..................       98,825
                                                   -----------

         HEAVY MACHINERY - 2.6%

 10,314  Albany International Corp. Class A*.....      195,313

 10,020  Brown & Sharpe Manufacturing Co.*.......       80,160

 13,400  Central Sprinkler Corp.*................      129,813

 17,930  Insituform Technologies*................      259,985

  5,300  Lam Research Corp.*.....................       94,406

  7,100  Varco International, Inc.*..............       55,025
                                                   -----------
                                                       814,702
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMON STOCKS (CONTINUED)

         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%

  8,960  Virco Manufacturing Corp. ..............  $   164,640
                                                   -----------

         INSURANCE - 1.5%
  4,690  Conseco, Inc. ..........................      143,338
  8,800  HCC Insurance Holdings, Inc. ...........      155,100

 19,200  Mid Atlantic Medical Services, Inc.*....      188,400
                                                   -----------
                                                       486,838
                                                   -----------

         MEDIA - BROADCASTING & PUBLISHING - 3.3%

 26,430  Mail-Well, Inc.*........................      302,293
 18,000  Network Event Theater, Inc.*............      232,875
  2,000  Scholastic Corp.*.......................      107,250

  9,720  Scientific Games Holdings Corp.*........      183,465

  2,900  Viacom, Inc.*...........................      214,600
                                                   -----------
                                                     1,040,483
                                                   -----------

         MEDICAL SUPPLIES - 2.5%

  7,100  EndoSonics Corp.*.......................       70,556

  4,700  Haemonetics Corp.*......................      106,925

 12,600  Mentor Corp. ...........................      295,313

 22,100  Merit Medical Systems, Inc.*............      146,413

 14,400  Visible Genetics Inc.*..................      163,800
                                                   -----------
                                                       783,007
                                                   -----------
         MEDICAL & BIO-TECHNOLOGY - 1.1%

  4,000  VISX, Inc.*.............................      349,750
                                                   -----------

         METALS - 3.7%

 29,600  Armco Inc.*.............................      129,500

 27,170  Birmingham Steel Corp. .................      113,774
  1,300  Carpenter Technology....................       44,119
  8,200  Howmet International, Inc.*.............      132,225

  7,300  Northwest Pipe Co.*.....................      117,713
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           METALS (CONTINUED)

 12,350  Oregon Steel Mills......................  $   146,656

 14,200  Quanex Corp. ...........................      320,388

  1,600  Reliance Steel & Aluminum Co. ..........       44,200

 13,000  Synalloy Corp. .........................      113,750
                                                   -----------
                                                     1,162,325
                                                   -----------

         OIL & GAS - 1.4%

  4,200  BJ Services Company*....................       65,625

  8,480  Noble Drilling Corp.*...................      109,710

  4,900  Transocean Offshore, Inc. ..............      131,381

  3,300  Vastar Resources, Inc. .................      142,519
                                                   -----------
                                                       449,235
                                                   -----------

         PHARMACEUTICALS - 6.5%

 16,700  Advanced Polymer Systems, Inc.*.........       89,763

 16,600  Alkermes, Inc.*.........................      368,313

  4,800  AmeriSource Health Corp. Class A*.......      312,000

 25,700  Cellegy Pharmaceuticals, Inc.*..........       89,950

    700  Copley Pharmaceutical, Inc.*............        7,263

 28,330  DUSA Pharmaceuticals, Inc.*.............      208,934

 14,300  Pharmacopeia, Inc.*.....................      135,850

  3,300  Pharmacyclics, Inc.*....................       84,150

 47,500  PharMerica, Inc.*.......................      285,000

 21,700  Protein Design Labs, Inc.*..............      501,804
                                                   -----------
                                                     2,083,027
                                                   -----------

         REAL ESTATE - 1.6%

  8,100  Boston Properties, Inc. - REIT..........      247,050

  9,580  CB Richard Ellis Services Group,
           Inc.*.................................      173,638

  2,500  LaSalle Partners, Inc.*.................       73,594
                                                   -----------
                                                       494,282
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMON STOCKS (CONTINUED)

         RETAILERS - 1.3%

  7,200  Claire's Stores, Inc....................  $   147,600
 25,500  PETsMART, Inc.*.........................      280,500
                                                   -----------
                                                       428,100
                                                   -----------

         TELEPHONE SYSTEMS - 2.0%

  5,800  Century Communications Corp.*...........      183,969

  9,340  Western Wireless Corp. - Class A*.......      205,480

  6,500  WinStar Communications, Inc.*...........      253,500
                                                   -----------
                                                       642,949
                                                   -----------

         TEXTILES, CLOTHING & FABRICS - 0.4%

  5,900  Unifi, Inc. ............................      115,419
                                                   -----------

         TRANSPORTATION - 1.2%

  7,800  Coach USA, Inc.*........................      270,563

  5,100  Westinghouse Air Brake Co...............      124,631
                                                   -----------
                                                       395,194
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

         TOTAL INVESTMENTS - 95.2% (Cost
           $27,716,518)..........................  $30,263,853

         Other Assets and Liabilities
           (net) - 4.8%..........................    1,514,042
                                                   -----------
         TOTAL NET ASSETS - 100.0%...............  $31,777,895
                                                   -----------
                                                   -----------

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         REIT - Real Estate Investment Trust
         * Non-income producing security.
         Percentages indicated are based on Net Assets.

   The accompanying notes are an integral part of these financial statements.

ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------
         COMMON STOCKS - 97.8%

         AEROSPACE & DEFENSE - 1.0%
  1,100  Lockheed Martin Corp. ..................  $    93,225

    500  United Technologies Corp. ..............       54,375
                                                   -----------
                                                       147,600
                                                   -----------
         AIRLINES - 1.3%
  3,300  AMR Corporation*........................      195,938
                                                   -----------

         APPAREL RETAILERS - 0.5%

    946  Abercrombie & Fitch Co. - Class A*......       66,930

    500  The Limited, Inc. ......................       14,563
                                                   -----------
                                                        81,493
                                                   -----------

         AUTOMOTIVE - 1.2%

  1,200  Dana Corp. .............................       49,050

  2,200  Ford Motor Co. .........................      129,113
                                                   -----------
                                                       178,163
                                                   -----------

         BANKING - 5.8%
  5,200  Bank One Corporation....................      265,525

  6,589  BankAmerica Corp. ......................      396,164

    400  Capital One Financial Corp. ............       46,000

    500  Chase Manhattan Corp. ..................       34,031

  1,700  Fleet Financial Group, Inc. ............       75,969

    800  SunTrust Banks, Inc. ...................       61,200
    336  Washington Mutual, Inc. ................       12,831
                                                   -----------
                                                       891,720
                                                   -----------

         BEVERAGES, FOOD & TOBACCO - 2.8%

    100  Adolph Coors Co. .......................        5,644

  1,800  Anheuser-Busch Companies, Inc. .........      118,125
    300  Coca-Cola Co. ..........................       20,063
    400  General Mills, Inc. ....................       31,100

  2,900  Quaker Oats Co. ........................      172,550
  1,900  Seagram Co., Ltd. (The).................       72,200
                                                   -----------
                                                       419,682
                                                   -----------
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

         BUILDING & CONSTRUCTION - 1.1%

  3,700  Centex Corp. ...........................  $   166,731
                                                   -----------

         CHEMICALS - 0.9%

  1,100  B.F. Goodrich Co. ......................       39,463

  1,000  Dow Chemical............................       90,938
                                                   -----------
                                                       130,401
                                                   -----------

         COMMERCIAL SERVICES - 0.7%

    600  EG&G, Inc. .............................       16,688

  1,200  Fluor Corp. ............................       51,075

    700  R.R. Donnelley & Sons Co. ..............       30,669
                                                   -----------
                                                        98,432
                                                   -----------

         COMMUNICATIONS - 6.7%

  6,800  AirTouch Communications*................      490,450

  2,600  General Instrument Corp.*...............       88,238

  3,864  Lucent Technologies.....................      425,040

    100  Tellabs, Inc.*..........................        6,856
                                                   -----------
                                                     1,010,584
                                                   -----------

         COMPUTER SOFTWARE & PROCESSING - 3.7%

    600  Deluxe Corp. ...........................       21,938

  1,700  Microsoft Corp.*........................      235,769

  5,200  Oracle Corp.*...........................      224,250

  2,400  Unisys Corp.*...........................       82,650
                                                   -----------
                                                       564,607
                                                   -----------

         COMPUTERS & INFORMATION - 4.2%

  7,400  Apple Computer, Inc.*...................      302,938

  1,900  EMC Corp.*..............................      161,500

  5,500  Seagate Technology, Inc.*...............      166,375
                                                   -----------
                                                       630,813
                                                   -----------

         CONGLOMERATES - 2.9%

  5,500  Tyco International Ltd. ................      414,906
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMON STOCKS (CONTINUED)

         ELECTRIC UTILITIES - 6.6%

  2,700  Central & South West Corp. .............  $    74,081
  1,200  Dominion Resources, Inc. ...............       56,100
  2,100  DTE Energy Company......................       90,038

  1,100  FPL Group, Inc. ........................       67,788

  5,511  Houston Industries, Inc. ...............      177,041

  4,100  PG&E Corporation........................      129,150

  4,500  Public Service Enterprise Group,
           Inc. .................................      180,000
  7,400  Southern Company........................      215,063
                                                   -----------
                                                       989,261
                                                   -----------

         ELECTRICAL EQUIPMENT - 0.2%
    800  Thomas & Betts Corp. ...................       34,650
                                                   -----------

         ELECTRONICS - 3.9%
  1,100  Honeywell, Inc. ........................       82,844

  4,200  Intel Corp. ............................      497,951
                                                   -----------
                                                       580,795
                                                   -----------

         ENTERTAINMENT & LEISURE - 1.6%

  2,800  Eastman Kodak Company...................      201,600
  1,400  Walt Disney Co. ........................       42,000
                                                   -----------
                                                       243,600
                                                   -----------

         FINANCIAL SERVICES - 5.0%

     21  Berkshire Hathaway Inc. - Class B*......       49,350

  3,448  Citigroup, Inc. ........................      170,676

  1,700  Dun & Bradstreet Corp. .................       53,656

  1,900  Federal Home Loan Mortgage Corp. .......      122,431
    700  Federal National Mortgage Association...       51,800
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           FINANCIAL SERVICES (CONTINUED)

  1,400  Lehman Brothers Holdings, Inc. .........  $    61,688

  3,360  Morgan Stanley, Dean Witter & Co. ......      238,560
                                                   -----------
                                                       748,161
                                                   -----------

         FOOD RETAILERS - 3.0%

  2,400  Albertson's, Inc. ......................      152,850

  7,966  Archer-Daniels-Midland..................      136,916

    400  Interstate Bakeries Corp. ..............       10,575

  5,400  Supervalu, Inc. ........................      151,200
                                                   -----------
                                                       451,541
                                                   -----------

         FOREST PRODUCTS & PAPER - 0.2%

  1,800  Louisiana Pacific Corp. ................       32,963
                                                   -----------

         HEALTH CARE PROVIDERS - 0.5%

  4,800  Healthsouth Corp.*......................       74,100
                                                   -----------

         HEAVY CONSTRUCTION - 0.2%

  1,500  McDermott International, Inc. ..........       37,031
                                                   -----------

         HEAVY MACHINERY - 1.5%

    500  Dover Corp. ............................       18,313

  4,500  Ingersoll Rand Co. .....................      211,219
                                                   -----------
                                                       229,532
                                                   -----------

         HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.0%

  6,300  Home Depot..............................      385,481

  2,400  Newell Co. .............................       99,000

    500  Pulte Corporation.......................       13,906

  1,000  Rubbermaid, Inc. .......................       31,438

  1,300  Whirlpool Corp. ........................       71,988
                                                   -----------
                                                       601,813
                                                   -----------

         HOUSEHOLD PRODUCTS - 0.2%

    300  Procter & Gamble Co. ...................       27,394
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMON STOCKS (CONTINUED)

         INSURANCE - 6.4%

  3,600  Allstate Corp. .........................  $   139,050
  4,800  American International Group............      463,800

  2,400  Conseco, Inc. ..........................       73,350

    300  Jefferson Pilot Corp. ..................       22,500

  2,700  Marsh & McLennan Co., Inc. .............      157,781

  2,800  United Healthcare Corp. ................      120,575
                                                   -----------
                                                       977,056
                                                   -----------

         MEDIA - BROADCASTING & PUBLISHING - 3.9%

  3,800  Gannett Co, Inc. .......................      245,100

    900  Knight-Ridder, Inc. ....................       46,013

  1,200  Tele-Communications, Inc.*..............       66,375

    800  Tribune Co. ............................       52,800
  2,400  Viacom, Inc.*...........................      177,600
                                                   -----------
                                                       587,888
                                                   -----------

         MEDICAL SUPPLIES - 1.7%
  1,800  Allergan, Inc. .........................      116,550

    200  Guidant Corp. ..........................       22,050

  7,400  Thermo Electron Corp.*..................      125,338
                                                   -----------
                                                       263,938
                                                   -----------

         METALS - 0.4%
  2,000  Barrick Gold Corp. .....................       39,000
  1,900  Placer Dome Inc. .......................       21,850
                                                   -----------
                                                        60,850
                                                   -----------

         OIL & GAS - 3.4%

    900  Ashland, Inc. ..........................       43,538

  3,900  Coastal Corp. ..........................      136,256

  2,000  Enron Corporation.......................      114,125
  2,200  Exxon...................................      160,875
                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           OIL & GAS (CONTINUED)

    400  Mobil Corp. ............................  $    34,850

  1,200  Sempra Energy...........................       30,450
                                                   -----------
                                                       520,094
                                                   -----------

         PHARMACEUTICALS - 10.3%

  1,000  Abbott Laboratories.....................       49,000

  5,200  American Home Products Corp. ...........      292,825

  4,800  Cardinal Health, Inc. ..................      364,200

    200  Genentech, Inc.*........................       15,938

  1,400  Johnson & Johnson.......................      117,425

  3,500  Merck & Co, Inc. .......................      516,906

    300  Pfizer, Inc. ...........................       37,631

  1,500  Pharmacia & Upjohn, Inc. ...............       84,938

  1,100  Warner Lambert Co. .....................       82,706
                                                   -----------
                                                     1,561,569
                                                   -----------

         RESTAURANTS - 0.1%

  1,000  Ryans Family Steak House, Inc.*.........       12,375
                                                   -----------

         RETAILERS - 5.5%

  5,300  Dayton-Hudson Corp. ....................      287,525

    700  Federated Department Stores*............       30,494

  3,500  KMart Corp.*............................       53,594

  5,600  Wal-Mart Stores, Inc. ..................      456,050
                                                   -----------
                                                       827,663
                                                   -----------

         TELEPHONE SYSTEMS - 6.3%

  7,000  AT&T Corp. .............................      526,750

  3,700  Bell Atlantic Corp. ....................      196,100

  1,400  BellSouth Corp. ........................       69,825

  1,600  MCI WorldCom, Inc.*.....................      114,800

    700  U.S. West, Inc. ........................       45,238
                                                   -----------
                                                       952,713
                                                   -----------

   The accompanying notes are an integral part of these financial statements.

ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1998

                                                      VALUE
SHARES                                              (NOTE 1)
-------                                            -----------

           COMMON STOCKS (CONTINUED)

         TEXTILES, CLOTHING & FABRICS - 0.1%

    200  VF Corp. ...............................  $     9,375
                                                   -----------

         TOTAL INVESTMENTS - 97.8% (Cost
           $12,198,786)..........................   14,755,432

         Other Assets and Liabilities
           (net) - 2.2%..........................      326,998
                                                   -----------
         TOTAL NET ASSETS - 100.0%...............  $15,082,430
                                                   -----------
                                                   -----------

         NOTES TO THE PORTFOLIO OF INVESTMENTS:
         * Non-income producing security.
         Percentages indicated are based on Net Assets.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                                      BRANDES                      FRONTIER CAPITAL    ENHANCED
                                                                   INTERNATIONAL    TURNER CORE      APPRECIATION     U.S. EQUITY
                                                                    EQUITY FUND     GROWTH FUND          FUND            FUND
                                                                   -------------   -------------   ----------------   -----------
ASSETS:
    Investments, at value (Note 1)* - see accompanying Portfolio
      of Investments.............................................   $11,892,757     $13,677,058      $30,263,853      $14,755,432
    Cash.........................................................       921,153         667,392        1,410,927          544,499
    Receivable from:
        Securities sold..........................................       --              184,987          490,709          --
        Capital stock subscriptions..............................       --               82,366           20,599           16,899
        Dividends and interest...................................        22,602           7,531           17,842           19,341
        Investment Adviser, net (Note 2).........................        25,737          38,805         --                 29,091
    Deferred organization expense................................        40,023          40,023           40,023           40,023
                                                                   -------------   -------------   ----------------   -----------
            Total assets.........................................    12,902,272      14,698,162       32,243,953       15,405,285
                                                                   -------------   -------------   ----------------   -----------
LIABILITIES:
    Payable for:
        Securities purchased.....................................       --              637,997          393,368          191,215
        Capital stock redemptions................................       487,180         150,648           28,396          103,229
        Investment Adviser (Note 2)..............................       --              --                14,039          --
        Accrued expenses and other liabilities...................        31,776          29,463           30,255           28,411
                                                                   -------------   -------------   ----------------   -----------
            Total liabilities....................................       518,956         818,108          466,058          322,855
                                                                   -------------   -------------   ----------------   -----------
NET ASSETS.......................................................   $12,383,316     $13,880,054      $31,777,895      $15,082,430
                                                                   -------------   -------------   ----------------   -----------
                                                                   -------------   -------------   ----------------   -----------
NET ASSETS CONSIST OF:
    Paid-in capital..............................................   $11,772,799     $11,046,352      $30,508,021      $12,626,750
    Undistributed net investment income (distributions in excess
      of net investment income)..................................          (715)        --              --                --
    Accumulated net realized gain (loss) on investments and
      foreign currency transactions..............................       --              706,166       (1,285,468)        (100,966)
    Net unrealized appreciation on investments and net other
      assets.....................................................       611,232       2,127,536        2,555,342        2,556,646
                                                                   -------------   -------------   ----------------   -----------
NET ASSETS.......................................................   $12,383,316     $13,880,054      $31,777,895      $15,082,430
                                                                   -------------   -------------   ----------------   -----------
                                                                   -------------   -------------   ----------------   -----------
SHARES OUTSTANDING...............................................     1,142,006         777,818        2,106,530          834,599
                                                                   -------------   -------------   ----------------   -----------
                                                                   -------------   -------------   ----------------   -----------
Net asset value, offering price and redemption price per share...   $     10.84     $     17.84      $     15.09      $     18.07
                                                                   -------------   -------------   ----------------   -----------
                                                                   -------------   -------------   ----------------   -----------
 * Cost of investments...........................................   $11,282,031     $11,547,422      $27,716,518      $12,198,786

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                      BRANDES                    FRONTIER CAPITAL    ENHANCED
                                                                   INTERNATIONAL   TURNER CORE     APPRECIATION     U.S. EQUITY
                                                                    EQUITY FUND    GROWTH FUND         FUND            FUND
                                                                   -------------   -----------   ----------------   -----------
INVESTMENT INCOME:
    Interest.....................................................   $   38,669     $   16,480       $  105,801      $   12,226
    Dividends*...................................................      164,780         48,405           88,893         156,675
                                                                   -------------   -----------   ----------------   -----------
            Total investment income..............................      203,449         64,885          194,694         168,901
                                                                   -------------   -----------   ----------------   -----------
EXPENSES:
    Investment Advisory fee (Note 2).............................       92,993         28,917          211,960          58,138
    Custody and administration fees..............................      149,488        119,551          128,395         116,084
    Professional fees............................................       31,678         29,808           29,808          29,868
    Shareholder reporting........................................        5,178          5,178            5,178           5,178
    Directors' fees and expenses.................................        8,875          8,875            8,875           8,875
    Amortization of organization costs...........................       20,486         20,486           20,486          20,486
    Other........................................................        7,366          7,167            8,231           8,400
                                                                   -------------   -----------   ----------------   -----------
            Total expenses.......................................      316,064        219,982          412,933         247,029
    Less: Expenses reimbursable by the Adviser (Note 2)..........     (200,780)      (174,954)        (141,932)       (162,354)
                                                                   -------------   -----------   ----------------   -----------
    Net operating expenses.......................................      115,284         45,028          271,001          84,675
                                                                   -------------   -----------   ----------------   -----------
NET INVESTMENT INCOME (LOSS).....................................       88,165         19,857          (76,307)         84,226
                                                                   -------------   -----------   ----------------   -----------
REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on:
        Investment transactions..................................      838,501        954,676       (1,228,603)        250,664
        Foreign currency transactions............................      (13,965)        --             --                --
                                                                   -------------   -----------   ----------------   -----------
        Net realized gain (loss).................................      824,536        954,676       (1,228,603)        250,664
                                                                   -------------   -----------   ----------------   -----------
    Net change in unrealized appreciation on:
        Investments..............................................      369,612      1,628,144        2,062,074       1,952,550
        Forward currency and net other assets....................          815         --             --                --
                                                                   -------------   -----------   ----------------   -----------
            Net change in unrealized appreciation................      370,427      1,628,144        2,062,074       1,952,550
                                                                   -------------   -----------   ----------------   -----------
NET REALIZED AND UNREALIZED GAIN.................................    1,194,963      2,582,820          833,471       2,203,214
                                                                   -------------   -----------   ----------------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............   $1,283,128     $2,602,677       $  757,164      $2,287,440
                                                                   -------------   -----------   ----------------   -----------
                                                                   -------------   -----------   ----------------   -----------
* Net of foreign taxes withheld of:..............................   $   15,932     $      175       $       14      $      131

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                      BRANDES INTERNATIONAL              TURNER CORE
                                                                           EQUITY FUND                   GROWTH FUND
                                                                   ---------------------------   ---------------------------
                                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                       1998           1997           1998           1997
                                                                   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income........................................  $    88,165    $    40,332    $    19,857     $   10,026
    Net realized gain (loss) on investment and foreign currency
      transactions...............................................      824,536       (148,305)       954,676        310,733
    Net change in unrealized appreciation on investments, forward
      currency contracts, foreign currency, and other assets.....      370,427        165,207      1,628,144        418,627
                                                                   ------------   ------------   ------------   ------------
    Net increase in net assets resulting from operations.........    1,283,128         57,234      2,602,677        739,386
                                                                   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income...................................      (63,907)       (42,365)       (20,760)       (10,958)
    In excess of net investment income...........................      --             (17,077)        (1,451)       --
    From net realized capital gains..............................     (567,349)       --            (221,904)      (312,314)
    In excess of net realized capital gains......................      (69,238)       --             --             (25,594)
    Tax return of capital........................................      --             (25,490)       --             --
                                                                   ------------   ------------   ------------   ------------
        Total distributions to shareholders......................     (700,494)       (84,932)      (244,115)      (348,866)
                                                                   ------------   ------------   ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold....................................    7,277,243      4,061,904     10,510,061      1,883,531
    Net asset value of shares issued on reinvestment of
      distributions..............................................      700,494        103,163        244,115        417,785
    Cost of shares repurchased...................................   (2,211,040)    (1,280,581)    (3,052,826)      (874,625)
                                                                   ------------   ------------   ------------   ------------
    Net increase in net assets resulting from Fund share
      transactions...............................................    5,766,697      2,884,486      7,701,350      1,426,691
                                                                   ------------   ------------   ------------   ------------
TOTAL CHANGE IN NET ASSETS.......................................    6,349,331      2,856,788     10,059,912      1,817,211
NET ASSETS:
    Beginning of year............................................    6,033,985      3,177,197      3,820,142      2,002,931
                                                                   ------------   ------------   ------------   ------------
    End of year *................................................  $12,383,316    $ 6,033,985    $13,880,054     $3,820,142
                                                                   ------------   ------------   ------------   ------------
                                                                   ------------   ------------   ------------   ------------
*   Including undistributed net investment income (distributions
    in excess of net investment income) of:......................  $      (715)   $    (7,124)   $        --     $      903

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FRONTIER CAPITAL                ENHANCED U.S.
                                                                        APPRECIATION FUND                EQUITY FUND
                                                                   ---------------------------   ---------------------------
                                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                       1998           1997           1998           1997
                                                                   ------------   ------------   ------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
    Net investment income (loss).................................  $   (76,307)   $   (11,254)   $    84,226     $   39,150
    Net realized gain (loss) on investment and foreign currency
      transactions...............................................   (1,228,603)       521,608        250,664        201,780
    Net change in unrealized appreciation on investments, forward
      currency contracts, foreign currency, and other assets.....    2,062,074        328,082      1,952,550        467,676
                                                                   ------------   ------------   ------------   ------------
    Net increase (decrease) in net assets resulting from
      operations.................................................      757,164        838,436      2,287,440        708,606
                                                                   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income...................................      --             --             (85,107)       (39,983)
    In excess of net investment income...........................      --             --              (1,344)       --
    From net realized capital gains..............................     (125,048)      (391,663)      (279,242)      (204,015)
    In excess of net realized capital gains......................      --             --            (101,027)       --
    Tax return of capital........................................      --             --             --             --
                                                                   ------------   ------------   ------------   ------------
        Total distributions to shareholders......................     (125,048)      (391,663)      (466,720)      (243,998)
                                                                   ------------   ------------   ------------   ------------
FUND SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold....................................   21,363,350     19,956,544      7,278,986      5,516,206
    Net asset value of shares issued on reinvestment of
      distributions..............................................      125,048        513,452        466,720        313,092
    Cost of shares repurchased...................................   (6,971,067)    (7,294,264)    (1,828,808)      (531,235)
                                                                   ------------   ------------   ------------   ------------
    Net increase in net assets resulting from Fund share
      transactions...............................................   14,517,331     13,175,732      5,916,898      5,298,063
                                                                   ------------   ------------   ------------   ------------
TOTAL CHANGE IN NET ASSETS.......................................   15,149,447     13,622,505      7,737,618      5,762,671
NET ASSETS:
    Beginning of year............................................   16,628,448      3,005,943      7,344,812      1,582,141
                                                                   ------------   ------------   ------------   ------------
    End of year *................................................  $31,777,895    $16,628,448    $15,082,430     $7,344,812
                                                                   ------------   ------------   ------------   ------------
                                                                   ------------   ------------   ------------   ------------
*   Including undistributed net investment income (distributions
    in excess of net investment income) of:......................  $        --    $   --         $        --     $      882

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                      BRANDES INTERNATIONAL                             TURNER CORE
                                                           EQUITY FUND                                  GROWTH FUND
                                            ------------------------------------------   ------------------------------------------
                                             YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                1998           1997         1996(a)          1998           1997         1996(a)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $  9.96         $ 9.88         $10.00        $ 13.50         $11.60         $10.00
                                            ------------      ------         ------      ------------      ------         ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.................       0.09           0.07           0.06           0.02           0.04           0.06
    Net realized and unrealized gain
      (loss) on investments...............       1.44           0.15          (0.12)          4.64           3.22           1.94
                                            ------------      ------         ------      ------------      ------         ------
        Total from investment operations         1.53           0.22          (0.06)          4.66           3.26           2.00
                                            ------------      ------         ------      ------------      ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income............      (0.06)         (0.07)         (0.06)         (0.03)         (0.04)         (0.06)
    In excess of net investment income....     --              (0.03)        --             --             --             --
    From net realized capital gains.......      (0.53)        --             --              (0.29)         (1.22)         (0.34)
    In excess of net realized capital
      gains...............................      (0.06)        --             --             --              (0.10)        --
    Tax return of capital.................     --              (0.04)        --             --             --             --
                                            ------------      ------         ------      ------------      ------         ------
        Total distributions...............      (0.65)         (0.14)         (0.06)         (0.32)         (1.36)         (0.40)
                                            ------------      ------         ------      ------------      ------         ------
NET ASSET VALUE, END OF PERIOD............    $ 10.84         $ 9.96         $ 9.88        $ 17.84         $13.50         $11.60
                                            ------------      ------         ------      ------------      ------         ------
                                            ------------      ------         ------      ------------      ------         ------
TOTAL RETURN..............................      15.37%          2.26%         (0.63)*        34.56%         28.32%         19.99%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).....    $12,383         $6,034         $3,177        $13,880         $3,820         $2,003
    Net expenses to average daily net
      assets before interest expense**....       1.30%          1.30%          1.30%          0.70%          0.70%          0.70%
    Net expenses to average daily net
      assets after interest expense**.....       1.30%          1.30%          1.30%          0.70%          0.70%          0.78%
    Net investment income to average daily
      net assets**........................       1.00%          0.83%          0.67%          0.31%          0.34%          0.55%
    Portfolio turnover rate...............        116%            74%            65%           242%           206%           258%
    Without the reimbursement of expenses
      by the adviser, the ratio of net
      expenses and net investment loss to
      average net assets would have been:
        Expenses before interest
          expense**+......................       3.57%          4.93%          7.28%          3.42%          6.18%          8.43%
        Net investment loss**+............      (1.27)%        (2.80)%        (5.31)%        (2.41)%        (5.14)%        (7.18)%

(a) Funds commenced operations on January 4, 1996
 * Not annualized
 ** Annualized for periods less than one year
 + Prior year ratios have been restated to conform with current year reporting practices.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                         FRONTIER CAPITAL                              ENHANCED U.S.
                                                        APPRECIATION FUND                               EQUITY FUND
                                            ------------------------------------------   ------------------------------------------
                                             YEAR ENDED     YEAR ENDED    PERIOD ENDED    YEAR ENDED     YEAR ENDED    PERIOD ENDED
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                1998           1997         1996(a)          1998           1997         1996(a)
                                            ------------   ------------   ------------   ------------   ------------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD......    $ 14.92        $ 12.52         $10.00        $ 15.09         $11.85         $10.00
                                            ------------   ------------      ------      ------------      ------         ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)..........      (0.04)          0.00           0.00           0.11           0.08           0.12
    Net realized and unrealized gain
      (loss) on investments...............       0.29           2.76           3.03           3.45           3.78           2.25
                                            ------------   ------------      ------      ------------      ------         ------
        Total from investment
          operations......................       0.25           2.76           3.03           3.56           3.86           2.37
                                            ------------   ------------      ------      ------------      ------         ------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income............     --             --             --              (0.10)         (0.09)         (0.12)
    In excess of net investment income....     --             --             --              (0.01)        --             --
    From net realized capital gains.......      (0.08)         (0.36)         (0.51)         (0.35)         (0.53)         (0.40)
    In excess of net realized capital
      gains...............................     --             --             --              (0.12)        --             --
    Tax return of capital.................     --             --             --             --             --             --
                                            ------------   ------------      ------      ------------      ------         ------
        Total distributions...............      (0.08)         (0.36)         (0.51)         (0.58)         (0.62)         (0.52)
                                            ------------   ------------      ------      ------------      ------         ------
NET ASSET VALUE, END OF PERIOD............    $ 15.09        $ 14.92         $12.52        $ 18.07         $15.09         $11.85
                                            ------------   ------------      ------      ------------      ------         ------
                                            ------------   ------------      ------      ------------      ------         ------
TOTAL RETURN..............................       1.68%         22.13%         30.31%*        23.69%         32.68%         23.67%*
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's).....    $31,778        $16,628         $3,006        $15,082         $7,345         $1,582
    Net expenses to average daily net
      assets before interest expense**....       1.15%          1.15%          1.15%          0.80%          0.80%          0.80%
    Net expenses to average daily net
      assets after interest expense**.....       1.15%          1.15%          1.20%          0.80%          0.80%          0.80%
    Net investment income (loss) to
      average daily net assets**..........      (0.32)%        (0.13)%        (0.30)%         0.80%          1.17%          1.43%
    Portfolio turnover rate...............         68%            61%           140%            50%            52%            79%
    Without the reimbursement of expenses
      by the adviser, the ratio of net
      expenses and net investment loss to
      average net assets would have been:
        Expenses before interest
          expense**+......................       1.75%          2.86%          8.12%          2.34%          5.41%         12.32%
        Net investment loss**+............      (0.92)%        (1.84)%        (7.27)%        (0.74)%        (3.44)%       (10.09)%

(a) Funds commenced operations on January 4, 1996
 * Not annualized
 ** Annualized for periods less than one year
 + Prior year ratios have been restated to conform with current year reporting practices.

   The accompanying notes are an integral part of these financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of four separate diversified investment portfolios: Brandes International Equity Fund (formerly the Edinburgh Overseas Equity Fund), Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund (singularly the "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund. Pursuant to a vote of the majority of the Directors of the Company, on July 1, 1998 the name of the Edinburgh Overseas Equity Fund was changed to Brandes International Equity Fund. This change was made in connection with the change in sub-adviser to Brandes Investment Partners L.P., replacing Edinburgh Fund Managers plc. Each of the Funds commenced operations on January 4, 1996.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. In addition, at December 31, 1998, shares of the Company were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable Life Insurance Co., Pacific Life Insurance Co. and New York Life Insurance Co.

Brandes International Equity Fund's investment objective is long-term capital appreciation by investing principally in equity securities of foreign issuers. Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks that show strong earning potential with reasonable market prices. Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of companies of all sizes, with emphasis on stocks of small to medium capitalization companies (i.e. companies with market capitalization of less than $3 billion). Enhanced U.S. Equity Fund's objective is above market total return through investment in common stock of companies perceived to provide a total return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
PORTFOLIO VALUATION
Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities). If no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the investment adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS
Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' Investment Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
FOREIGN CURRENCY
Brandes International Equity Fund may invest in non-U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Fund are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS
Brandes International Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds in the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

FEDERAL INCOME TAXES
Each Fund intends to continue to qualify as a regulated investment company, by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary. For federal income tax purposes, the Frontier Capital Appreciation Fund had a capital loss carryforward of $993,816 expiring in 2006, as of December 31, 1998, which is available to offset future capital gains. The Brandes International Equity Fund and the Enhanced U.S. Equity Fund elected to defer to their fiscal years ending December 31, 1999, $715 and $100,966, respectively, of losses recognized during the period November 1, 1998 to December 31, 1998.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) pay the Adviser a quarterly fee at an annual rate of the value of each Fund's average daily net assets as follows:

                      FUND                                    TOTAL ADVISORY FEES
-------------------------------------------------  ------------------------------------------
Brandes International Equity Fund................  1.05% on the first $10 million
                                                   0.90% on the next $15 million
                                                   0.75% on the next $75 million
                                                   0.60% on amounts above $100 million

Turner Core Growth Fund..........................  0.45%

Frontier Capital Appreciation Fund...............  0.90%

Enhanced U.S. Equity Fund........................  0.55% on the first $25 million
                                                   0.45% on the next $75 million
                                                   0.30% on amounts above $100 million

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, Inc., and Franklin Portfolio Associates L.L.C. to act as sub-advisers to provide day to day portfolio management for the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund, respectively. On July 1, 1998 Brandes Investment Partners, L.P. replaced Edinburgh Fund Managers plc., as subadviser on the Brandes International Equity Fund (formerly the Edinburgh Overseas Equity Fund). The advisory fee structure of the Brandes International Equity Fund is the same as the previous fee structure of the Edinburgh Overseas Equity Fund.

The Adviser has voluntarily undertaken to waive or otherwise reimburse the Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund through December 31, 1999.

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for these services.

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company paid each Director who is not

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) an officer or employee of the Adviser and their affiliates, $10,000 per annum plus $500 per meeting attended and reimbursed each such Director for travel and out-of-pocket expenses.

3. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 1998, were as follows:

                                                                   PURCHASES        SALES
                                                                 -------------  -------------
Brandes International Equity Fund..............................  $  14,556,104  $   9,455,065
Turner Core Growth Fund........................................     22,649,729     15,217,169
Frontier Capital Appreciation Fund.............................     29,649,729     14,713,179
Enhanced U.S. Equity Fund......................................     10,464,605      5,019,560

At December 31, 1998, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                      FEDERAL      TAX BASIS      TAX BASIS
                                    INCOME TAX     UNREALIZED    UNREALIZED    NET UNREALIZED
                                       COST       APPRECIATION  DEPRECIATION    APPRECIATION
                                   -------------  ------------  -------------  --------------
Brandes International Equity
  Fund...........................  $  11,282,031  $  1,428,381  $    (817,656)  $    610,725
Turner Core Growth Fund..........     11,561,709     2,190,189        (74,832)     2,115,357
Frontier Capital Appreciation
  Fund...........................     28,008,170     5,439,122     (3,183,430)     2,255,692
Enhanced U.S. Equity Fund........     12,198,786     3,093,009       (536,351)     2,556,658

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. SHARES OF BENEFICIAL INTEREST

At December 31, 1998 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                       BRANDES INTERNATIONAL
                                            EQUITY FUND           TURNER CORE GROWTH FUND
                                     --------------------------  --------------------------
                                      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         1998          1997          1998          1997
                                     ------------  ------------  ------------  ------------
Shares sold........................      679,420       400,630       678,243       146,803
Shares repurchased.................     (207,945)     (126,803)     (197,108)      (68,463)
Distributions reinvested...........       64,801        10,362        13,758        31,971
                                     ------------  ------------  ------------  ------------
Net increase.......................      536,276       284,189       494,893       110,311
Fund shares:
  Beginning of year................      605,730       321,541       282,925       172,614
                                     ------------  ------------  ------------  ------------
  End of year......................    1,142,006       605,730       777,818       282,925
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------

                                          FRONTIER CAPITAL
                                         APPRECIATION FUND       ENHANCED U.S. EQUITY FUND
                                     --------------------------  --------------------------
                                      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                     DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         1998          1997          1998          1997
                                     ------------  ------------  ------------  ------------
Shares sold........................    1,491,323     1,325,768       430,789       369,645
Shares repurchased.................     (507,585)     (487,715)     (108,830)      (38,550)
Distributions reinvested...........        8,348        36,393        25,848        22,172
                                     ------------  ------------  ------------  ------------
Net increase.......................      992,086       874,446       347,807       353,267
Fund shares:
  Beginning of year................    1,114,444       239,998       486,792       133,525
                                     ------------  ------------  ------------  ------------
  End of year......................    2,106,530     1,114,444       834,599       486,792
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------

5. ORGANIZATION COSTS

Each Fund has borne all costs in connection with its organization. Such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for each Fund and will be fully amortized January 4, 2001. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the

M FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. ORGANIZATION COSTS (CONTINUED)
same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

6. FINANCIAL INSTRUMENTS

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign currency exchange rates. These financial instruments are limited to forward currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1998, the Brandes International Equity Fund had no open forward currency exchange contracts.

7. CONCENTRATION

At December 31, 1998, a substantial portion of the Brandes International Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

8. BENEFICIAL INTEREST

At December 31, 1998, the ownership of each fund was as follows:

                                                                              PERCENTAGE OF OWNERSHIP
                                                       ----------------------------------------------------------------------
                                                                          JOHN HANCOCK
                                                           M LIFE         VARIABLE LIFE     PACIFIC LIFE      NEW YORK LIFE
                                                        INSURANCE CO.     INSURANCE CO.     INSURANCE CO.     INSURANCE CO.
                                                       ---------------  -----------------  ---------------  -----------------
Brandes International Equity Fund....................          19.0%             66.1%             14.9%           --
Turner Core Growth Fund..............................          14.9%             58.5%             26.5%              0.1%
Frontier Capital Appreciation Fund...................           5.1%             62.2%             32.4%              0.3%
Enhanced U.S. Equity Fund............................          13.5%             16.3%             69.7%              0.5%

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of M Fund, Inc.

    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of M Fund, Inc., comprising respectively the Brandes International Equity Fund (formerly the Edinburgh Overseas Equity Fund), Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund, (the "Funds"), at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 1999